                                                              Exhibit 1
                       UNDERWRITERS' STATEMENT

                        STRUCTURAL TERM SHEET

                Merrill Lynch Mortgage Investors, Inc.
                  Mortgage Pass-Through Certificates
                           Series 1996-C2
              Classes A-1, A-2, A-3, B, C, D, E and IO

The attached Structural Term Sheet (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch & Co. and First Union Capital Markets Corp. (the "Underwriters") and not by the issuer of the securities identified above (the "Offered Securities") or any other party. The issuer of the Offered Securities has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Securities, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet reflects future performance. The Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Term Sheet are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Securities has not been filed with the
Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Securities for definitive terms of the Offered Securities and the collateral. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3860 or First Union at (704) 374-4565.

Either Underwriter of the Offered Securities and its affiliates may in the future have a position in the Offered Securities (and in other securities issued by the issuer of the Offered Securities) and may purchase or sell the same on a principal basis or as an agent for another person. In addition, either Underwriter of the Offered Securities and certain of its affiliates may currently be providing investment banking and other services to the issuer of the Offered
Securities and the borrowers of loans that are included among the collateral and their affiliates.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments and yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Offered Securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                 Investor Preliminary - Structural Term Sheet
            Merrill Lynch Mortgage Investors, Inc., Series 1996-C2
                 Total Pool Size:  $1.138 Billion (300 loans)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
            S&P/Fitch/                 Approx.
                DCR                     Size      Approx.                         Approx.    Approx.     WAL @     Principal
  Class       Rating       Offering     (mm)        Sub.         Bond Type      Coupon (1)    Price     0% CPR      Window
  -----       ------       --------     ----        ----         ---------      ----------    -----     ------      ------
Offered Certificates
--------------------

   A-1      AAA/AAA/AAA     Public     $311.0        31.0%     Fixed Coupon         6.85%      101         4.9 yrs 12/96 - 09/03
   A-2      AAA/AAA/AAA     Public      130.6        31.0      Fixed Coupon         7.05       101         7.5     09/03 - 04/06
   A-3      AAA/AAA/AAA     Public      343.8        31.0      Fixed Coupon         7.20       101         9.7     04/06 - 10/06
    B        AA/AA/AA       Public      68.3         25.0      Fixed Coupon         7.20       100         9.9     10/06 - 11/06
    C          A/A/A        Public      62.6         19.5      Fixed Coupon         7.20       99-16      10.0     11/06 - 11/06
    D       BBB/BBB/BBB     Public      56.9         14.5      Fixed Coupon         7.20        97        11.6     11/06 - 12/09
    E     BBB-/BBB-/BBB-    Public      28.5         12.0      Fixed Coupon         7.20       93-16      13.8     12/09 - 05/11
 IO (2)     NR/AAA/AAA      Public       (3)                     I/O Strip                  $130.6 mm      8.3

Private Certificates (4)

    F       BB/BB-/BB-     Private      62.6          6.5      Fixed Coupon         7.20                  15.5     05/11 - 04/14
    G         B/B-/B-      Private      39.8          3.0      Fixed Coupon         7.20                  18.7     04/14 - 09/16
    H        NR/NR/NR      Private      34.1          0.0      Fixed Coupon         7.20                  22.5     09/16 -10/26
----------------------------
(1)  Subject to change based upon market conditions at the time of pricing.
(2)  The IO Class will be entitled to (i) any excess  interest above 7.20% on any loans,  and (ii) an  additional  fixed  strip off of classes  A-1 and A-2.  In addition,  the IO Class  will  also  receive  some  allocation  of  prepayment penalties, as described below.
(3)  The Class IO Certificates will not have a principal balance and will not be entitled to receive  distributions  of  principal, but will be entitled to receive  payments of interest  equal to the sum of the interest  accrued on the notional amount of each of its components.
(4)  The Private  Certificates are not being offered hereby.  Accordingly,  any information herein regarding the terms of the
     Private  Certificates is provided solely because of its potential relevance to a prospective purchaser of an Offered
     Certificate.
-------------------------------------------------------------------------------------------------------------------------------

Key Features:
      Pass-Through Structure:  Senior/subordinated, sequential pay pass-
                               through bonds.

      Underwriters:  Merrill Lynch & Co., First Union Capital Markets Corp.

      Depositor:  Merrill Lynch Mortgage Investors, Inc..

      Master Servicer:  First Union National Bank of North Carolina.

      Special Servicer: CRIIMI MAE Service Limited Partnership.

      Trustee:   State Street Bank and Trust Company.

      Initial Extension Advisor:  State Street Bank and Trust Company

      Distribution:  21st day of the month.

      Interest Accrual Period:  1st to the 1st (20 day delay).

      Delivery:  The Depository Trust Co. ("DTC") through CEDE and Co.

      ERISA: Only classes A-1, A-2, A-3 and IO are ERISA eligible subject to certain conditions for eligibility.

      SMMEA:  None of the Offered Securities is SMMEA eligible.

      Tax Treatment:  REMIC.

      Optional Termination:  1% clean up call.


------------------------ -------------------------------------------------------

    MERRILL LYNCH        Investors should read the  Underwriters'  Statement
   (212) 449-3860        which accompanies this Structural Term Sheet.  If the
                         Statement is not included, please contact your account representative. Do not use this Structural
                         Term Sheet if you have not received and reviewed the Statement.

 FIRST UNION CAPITAL     Prospective investors are advised to carefully
    MARKETS CORP.        read, and should rely solely on, the final prospectus
   (704) 374-4565        and prospectus supplement (the "Final Prospectus")
                         relating to the Offered Certificates referred to in
                         such Underwriters' Statement (the  "Offered
                         Securities") in making their investment decision.
                         This Structural Term Sheet does not include all
                         relevant information relating to the Offered
                         Securities described herein, particularly with respect
                         to the risks and special considerations associated
                         with an investment in the Offered Securities.  All
                         structural information contained herein is preliminary
                         and it is anticipated that such information will
                         change.  Any information contained herein will
                         be more fully described in, and will be fully
                         superseded by the descriptions of the
                         collateral and structure in the preliminary
                         prospectus supplement and Final Prospectus.  Although
                         the information contained in this Structural Term
                         Sheet is based on sources which the Underwriters
                         believe to be reliable, the Underwriters make no
                         representation or warranty that such information is
                         accurate or complete.  Such information should not be
                         viewed as projections, forecasts, predictions or
                         opinions with respect to value.  Prior to making any
                         investment decision, a prospective investor should
                         receive and fully review the Final Prospectus.
                         NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL
                         OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
------------------------ -------------------------------------------------------

                 Investor Preliminary - Structural Term Sheet
            Merrill Lynch Mortgage Investors, Inc., Series 1996-C2
                 Total Pool Size:  $1.138 Billion (300 loans)
--------------------------------------------------------------------------------


ALLOCATION OF PREPAYMENT PENALTIES

The prepayment penalties will be allocated between the non-IO and IO Classes as follows:

         Yield Maintenance Penalties:

              Any yield maintenance penalties will be allocated between the non-IO and IO classes based upon a formula which is based, in part, on the relationship between the bond coupon of the class currently receiving principal, the mortgage rate of the loan that has prepaid, and the discount rate used in calculating the borrower's yield maintenance penalty.

--------------------------------------------------------------------------------
   % of Yield Maintenance Premium         (Bond Coupon -  Discount Rate)
                                    =    ---------------------------------
       Allocated to Non-IO Bonds          (Mortgage Rate - Discount Rate)
--------------------------------------------------------------------------------

              In general, this formula provides for an increase in the allocation of yield maintenance penalties to the non-IO classes as interest rates decrease and a decrease in the allocation to such classes as interest rates rise.

         Penalties   allocated  to  the  non-IO   classes  will  be  distributed
         sequentially to the class currently receiving principal.

         Percentage Prepayment Penalties:

               Allocation: 25% to the non-IO classes and 75% to Class IO. Distributions to the non-IO classes will be made sequentially to the class currently receiving principal.

------------------------ -------------------------------------------------------

    MERRILL LYNCH        Investors should read the  Underwriters'  Statement
   (212) 449-3860        which accompanies this Structural Term Sheet.  If the
                         Statement is not included, please contact your account representative. Do not use this Structural
                         Term Sheet if you have not received and reviewed the Statement.

 FIRST UNION CAPITAL     Prospective investors are advised to carefully
    MARKETS CORP.        read, and should rely solely on, the final prospectus
   (704) 374-4565        and prospectus supplement (the "Final Prospectus")
                         relating to the Offered Certificates referred to in
                         such Underwriters' Statement (the  "Offered
                         Securities") in making their investment decision.
                         This Structural Term Sheet does not include all
                         relevant information relating to the Offered
                         Securities described herein, particularly with respect
                         to the risks and special considerations associated
                         with an investment in the Offered Securities.  All
                         structural information contained herein is preliminary
                         and it is anticipated that such information will
                         change.  Any information contained herein will
                         be more fully described in, and will be fully
                         superseded by the descriptions of the
                         collateral and structure in the preliminary
                         prospectus supplement and Final Prospectus.  Although
                         the information contained in this Structural Term
                         Sheet is based on sources which the Underwriters
                         believe to be reliable, the Underwriters make no
                         representation or warranty that such information is
                         accurate or complete.  Such information should not be
                         viewed as projections, forecasts, predictions or
                         opinions with respect to value.  Prior to making any
                         investment decision, a prospective investor should
                         receive and fully review the Final Prospectus.
                         NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL
                         OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
------------------------ -------------------------------------------------------